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                                                                   Exhibit 99.1


                           SECTION 906 CERTIFICATION



I Forrest Travis, the Chief Executive Officer of Intrepid Capital Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Periodic Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002
                                         /s/ Forrest Travis
                                         ---------------------------------------
                                         Forrest Travis, Chief Executive Officer


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